UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ASHLAND GLOBAL HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On January 7, 2019, Ashland Global Holdings Inc. (“Ashland”) posted the following material to the Ashland website www.AshlandValue.com and may in the future send or use the same or substantially similar communications from time to time:

Ashland’s strong board and management team are executing a transformation and delivering value for shareholders. Make your vote count at the February 8, 2019 Annual Meeting of Stockholders—Vote the BLUE proxy card today! Ashland is making great progress as we transform into a leaner, more cost-competitive and growth-oriented specialty chemicals company, and the board is actively engaged in overseeing Ashland’s transformation. Importantly, Ashland’s fiscal 2018 financial results demonstrate that the company’s plan is working. Ashland is far exceeding the financial commitments outlined at its Investor Day in May 2017, and the market recognizes Ashland’s progress to deliver enhanced value with Ashland’s stock price increasing 28% in 2018. Looking ahead, the board and management team are confident that Ashland will continue delivering stronger growth and enhanced shareholder value. At Ashland’s upcoming Annual Meeting of Stockholders, you will have an important decision regarding which directors are most qualified to oversee Ashland through its transformation. Ashland has a diverse, experienced, refreshed board that brings extensive experience in areas critical to Ashland’s business, including in chemicals, executive leadership, accounting and finance, operations, global and international business, experience serving on the boards of public companies and experience in research and development, science and technology. We urge Ashland shareholders to vote “FOR” all 11 of Ashland’s qualified and experienced director nominees – Brendan M. Cummins, William G. Dempsey, Jay V. Ihlenfeld, Susan L. Main, Jerome A. Peribere, Craig A. Rogerson, Mark C. Rohr, Janice J. Teal, Michael J. Ward, Kathleen Wilson-Thompson and William A. Wulfsohn – on the BLUE proxy card today.

Ashland’s nominees have the skills and expertise needed to drive continued growth How To Vote William A. Wulfsohn Chairman and Chief Executive Officer of Ashland Brendan Cummins Former Consultant to The Valence Group; Former Chief Executive Officer of Ciba Specialty Chemical William G. Dempsey Former Executive Vice President of Global Pharmaceuticals at Abbott Laboratories Jay V. Ihlenfeld Former Senior Vice President of 3M Company

Susan L. Main Senior Vice President and Chief Financial Officer of Teledyne Technologies Incorporated Jerome A. Peribere Former President and Chief Executive Officer of Sealed Air Corporation Craig A. Rogerson Chairman, President and Chief Executive Officer of Hexion Inc. Mark C. Rohr Chairman and Chief Executive Officer of Celanese Corporation Janice J. Teal Ph.D. Former Group Vice President and Chief Scientific Officer for Avon Products Inc. Michael J. Ward Retired Chairman of the Board and Chief Executive Officer of CSX Corporation Kathleen Wilson-Thompson Executive Vice President and Global Chief Human Resources Officer of Walgreens Boots Alliance Inc.

Valuable Experience in Areas Critical to Ashland’s Business Director Nominees1 Chemicals Executive Leadership Accounting & Finance Operations Global/International Public Company Board Experience R&D/Science/Technology Brendan M. Cummins William G. Dempsey Jay V. Ihlenfeld Susan L. Main Jerome A. Peribere Craig A. Rogerson 1. Biographical information for each director nominee may be found in the section “Proposal One—Election of Directors” in Ashland’s proxy statement. 2. Mr. Cummins serves on the board of Nanco Group Plc, headquartered in the United Kingdom. 3. Ms. Wilson-Thompson also brings valuable experience in managing significant corporate change and related personnel issues.

Ashland SEC filings How To Vote Definitive Proxy Filing 2018 Annual Report

Ashland press releases How To Vote 01/07/2019 Ashland details strong progress on value creation plan in letter to shareholders 12/13/2018 Ashland announces continued board refreshment 10/25/2018 Ashland issues statement regarding director nominations

Letters to our shareholders How To Vote 01/02/2019 Ashland Shareholder Letter

Contact us For Voting Instructions: If you have questions about how to vote your shares or need additional assistance, please contact our proxy solicitor, Innisfree M&A Incorporated. Stockholders may call 1 (877) 456-3402 (toll-free). Banks and brokers may call (212) 750-5833. Investor Contact: Seth A. Mrozek +1 (859) 815-3527 samrozek@ashland.com Media Contact: Joele Frank, Wilkinson Brimmer Katcher Steve Frankel / Jill Kary +1 (212) 335-4449

Voting is Easy–and Your Vote Matters! To Support Your Company, Use the BLUE Proxy Card: TO VOTE ONLINE Locate the unique Control Number featured on your BLUE proxy card. Access the website address shown on your BLUE proxy card. Follow the simple instructions provided. TO VOTE BY PHONE Locate the unique Control Number featured on your BLUE proxy card Dial the telephone number shown on your BLUE proxy card Follow the simple voice prompts. TO VOTE BY MAIL Simply sign, date and return your BLUE proxy card in the postage-paid envelope provided

Please note that you may receive multiple mailings from both Ashland and Cruiser.  You may also receive some materials more than once if you own shares in different accounts. Since you may hold shares in more than one account, it is important that you vote each and every BLUE proxy card you receive. Remember, the Ashland board of directors does not endorse any of the Cruiser nominees and strongly urges you not to sign or return any White proxy card sent to you by Cruiser. If you have previously voted using a White proxy card sent to you by Cruiser, you can revoke that proxy by using the enclosed BLUE proxy card to vote by Internet, by telephone or by signing, dating and returning the BLUE proxy card today.   Only your last-dated proxy will count! If you have any questions or require any assistance with voting your shares, please contact Ashland’s proxy solicitor: INNISFREE M&A INCORPORATED Stockholders may call toll-free: 1 (877) 456-3402 Banks and Brokers may call collect: 1 (212) 750-5833

FORWARD-LOOKING STATEMENTS
This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, as well as the economy and other future events or circumstances. These statements include, but may not be limited to, Ashland’s assessment on its progress towards becoming a premier specialty chemicals company and its expectations regarding its ability to drive sales and earnings growth, realize further cost reductions and complete the anticipated divestiture of its Composites business and Marl BDO facility.

Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the program to eliminate certain existing corporate and Specialty Ingredients expenses (including the possibility that such cost eliminations may not occur or may take longer to implement than anticipated), the expected divestiture of its Composites segment and the Marl BDO facility, and related merchant I&S products (including, in each case, the possibility that a transaction may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction), the impact of acquisitions and/or divestitures Ashland has made or may make, including the acquisition of Pharmachem (including the possibility that Ashland may not realize the anticipated benefits from such transactions); Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); Ashland’s ability to generate sufficient cash to finance its stock repurchase plans; severe weather, natural disasters, cyber events and legal proceedings and claims (including product recalls, environmental and asbestos matters); and without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this communication whether as a result of new information, future events or otherwise.

IMPORTANT INFORMATION
On January 2, 2019, Ashland filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “proxy statement”) and blue proxy card in connection with its 2019 Annual Meeting, which is available free of charge at the SEC’s website at www.sec.gov and Ashland’s website at http://investor.ashland.com. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING ASHLAND’S PROXY STATEMENT AND ANY AMENDMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, FILED WITH OR FURNISHED TO THE SEC BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT ASHLAND.

CERTAIN INFORMATION REGARDING PARTICIPANTS
Ashland, its directors, director nominees and certain of its officers, including William A. Wulfsohn, Brendan Cummins, William G. Dempsey, Jay V. Ihlenfeld, Susan L. Main, Jerome A. Peribere, Barry W. Perry, Craig A. Rogerson, Mark C. Rohr, Janice J. Teal, Michael J. Ward, Kathleen Wilson-Thompson, J. Kevin Willis, Peter J. Ganz and Seth A. Mrozek, will be participants in the solicitation of proxies from stockholders in respect of the 2019 Annual Meeting of Stockholders. Information regarding the ownership of the Company’s directors and executive officers in the company by security holdings or otherwise is included in Ashland’s proxy statement for the 2019 Annual Meeting of Stockholders, which was filed with the SEC on January 2, 2019. To the extent holdings of Ashland securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Stockholders may obtain free copies of the proxy statement and other relevant documents that Ashland files with the SEC on Ashland’s website at http://investor.ashland.com or from the SEC’s website at www.sec.gov.